                                                                   EXHIBIT 10.22

         AGREEMENT dated September 30, 1998, by and among ADRIENNE VITTADINI, an individual ("AV"), GIANLUIGI VITTADINI, an individual ("GV"), VITTADINI, LTD., a Delaware corporation ("VLTD"), AV HONG KONG LTD., a Hong Kong corporation ("AVHK"), AV and GV collectively, the "VITTADINIS", and MARISA CHRISTINA, INC., a Delaware corporation ("MCI"), ADRIENNE VITTADINI ENTERPRISES, INC., a Delaware corporation ("AVEI"), FLAPDOODLES, INC., a Delaware corporation ("FL"), INTERNATIONAL APPAREL MARKETING LTD., a Hong Kong corporation ("IAML"), and MARISA CHRISTINA APPAREL, INC., a Delaware corporation ("MCA") (MCI, AVEI, FL, IAML and MCA, collectively, the MCI GROUP"); all of the above collectively, the "PARTIES".

                              W I T N E S S E T H :

                  WHEREAS, Adrienne Vittadini, Inc. ("AVI") has been liquidated and AV and GV jointly are successors in interest to AVI;

                  WHEREAS, the PARTIES have entered into certain agreements dated as of January 1, 1996, including: (i) that certain Asset Purchase Agreement, by and among Adrienne Vittadini, Inc., a Delaware corporation, which was liquidated in or about 1997 ("AVI"), MCI and AVEI (the "ASSET PURCHASE AGREEMENT"); (ii) that certain Employment Agreement, by and among AVEI, MCI and AV (the "AV EMPLOYMENT AGREEMENT"); (iii) that certain Employment Agreement, by and among AVEI, MCI and GV (the "GV EMPLOYMENT AGREEMENT"); and (iv) that certain Trademark Assignment Agreement, by and among VLTD, MCI and AVEI (the "TRADEMARK ASSIGNMENT AGREEMENT") the above agreements, collectively, the "AGREEMENTS"; and

                  WHEREAS, the PARTIES are desirous of modifying, in part, and/or terminating certain of the AGREEMENTS; and

                  WHEREAS, MCI is willing to pay or cause to be paid to AV and GV and AV and GV are willing to accept the sum of Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000.00) in consideration of their termination of certain compensation rights under the AV EMPLOYMENT AGREEMENT and the GV EMPLOYMENT AGREEMENT and the sum of Two Hundred Fifty Thousand Dollars ($250,000.00), and in settlement of certain claims for ADDITIONAL CONSIDERATION under Section 3.3.1 of the ASSET PURCHASE AGREEMENT and the TRADEMARK ASSIGNMENT AGREEMENT, all pursuant to the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, the PARTIES hereto agree as follows:
                  1. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the AGREEMENTS.
                  2. As consideration for the agreements among the PARTIES as set forth herein in paragraphs 3, 4, and 5, MCI agrees:

                  (a) to pay to AV and GV, upon the execution of this Agreement, the sum of Three Million Dollars ($3,000,000), by wire transfer of immediately available funds, to such account as previously has been designated in writing to MCI by AV and GV, and such payment shall be allocable Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000.00) in consideration of the termination of certain compensation rights under the AV EMPLOYMENT AGREEMENT and the GV EMPLOYMENT AGREEMENT and the sum of Two Hundred Fifty Thousand Dollars ($250,000.00), in settlement of certain claims for ADDITIONAL PURCHASE PRICE PAYMENTS for calendar years 1996, 1997 and the first nine (9) months of 1998 under Section 3.4.1 of the ASSET PURCHASE AGREEMENT and the TRADEMARK ASSIGNMENT AGREEMENT;

                  (b) to pay to AV and GV jointly, as successors in interest to AVI, upon the execution of this Agreement, the sum of One Hundred Fifty Thousand Dollars ($150,000.00) representing the ADDITIONAL PURCHASE PRICE PAYMENTS for calendar years 1996, 1997, and the first nine (9) months of 1998 under Section
3.4.1 of the ASSET PURCHASE AGREEMENT, by wire transfer of immediately available funds, to such account as previously has been designated in writing to MCI by AV and GV; and

                  (c) to transfer to AV such books and publications which MCI and AVEI acknowledge are the personal property of AV and which are currently held in the library of MCI, as well as such costumes as AV may select, from the archives of AVEI and MCI, subject to MCI's consent, provided, however, that AV may select and retain up to four hundred (400) costumes from the archives, and provided, further, that AV may borrow such additional costumes, with the consent of MCI (which consent shall not be unreasonably withheld) for the purpose of public retrospectives of the designs of AV. The archives are deemed to consist of garments at least one (1) year old.

                  3. The GV EMPLOYMENT AGREEMENT is hereby terminated in all respects, including, without limitation, GV's rights with respect to compensation pursuant to Section 2 thereof, employee and fringe benefits pursuant to Section 3 thereof, and expenses pursuant to Section 4 thereof; provided, however, that Section 9 entitled: "CONFIDENTIALITY: NON-COMPETITION, NON-SOLICITATION", Section 10.1 relating to "INDEMNIFICATION UNDER DELAWARE LAW" and Section 11.3 relating to the Guaranty of MCI shall remain in full force and effect in accordance with their terms, and all financial obligations of the PARTIES with regard to the GV EMPLOYMENT AGREEMENT are considered to be paid in full and are deemed satisfied as if same had been paid in a timely manner pursuant to the terms of the GV EMPLOYMENT AGREEMENT. At the option of GV, AVEI shall terminate, or if possible, assign to GV, those insurance policies, listed on Schedule "A" hereto, on the life of GV with regard to which AVEI or MCI is a partial or full owner or beneficiary, provided, however, that (i) within thirty
(30) days after the date hereof, GV shall provide to AVEI or MCI written notice of his option to cause AVEI or MCI to terminate or assign any or all of the insurance policies listed on Schedule "A" hereto, and (ii) GV shall be responsible for the payment of all premiums on those policies which have been assigned to him. Any cash surrender value relating to such insurance policies shall be the property of AVEI, whether such policies are terminated or assigned to GV. With respect to health insurance coverage for GV, MCI and/or AVEI, if


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
permitted, will continue such coverage, subject to and conditioned upon GV immediately reimbursing MCI and/or AVEI for all expenses incurred by it relative to such health insurance coverage.

                  4. The AV EMPLOYMENT AGREEMENT is hereby terminated in all respects, including, without limitation, AV's rights with respect to compensation pursuant to Section 2 thereof, employee and fringe benefits pursuant to Section 3 thereof, and expenses pursuant to Section 4 thereof; provided, however, that Section 9 entitled: "CONFIDENTIALITY, NON-COMPETITION, NON-SOLICITATION" (as amended in accordance with the terms and conditions of Section 5 of this Agreement), Section 10.1 relating to "INDEMNIFICATION UNDER DELAWARE LAW" and Section 11.3 relating to the Guaranty of MCI shall remain in full force and effect in accordance with their terms, and all financial obligations of the PARTIES with regard to the AV EMPLOYMENT AGREEMENT are considered to be paid in full and are deemed satisfied as if same had been paid in a timely manner pursuant to the terms of the AV EMPLOYMENT AGREEMENT. At the option of AV, AVEI shall terminate, or if possible, assign to AV, those insurance policies, listed on Schedule "B" hereto, on the life of AV with regard to which AVEI or MCI is a partial or full owner or beneficiary, provided, however, that (i) within thirty (30) days after the date hereof, AV shall provide to AVEI or MCI written notice of her option to cause AVEI or MCI to terminate or assign any or all of the insurance policies listed on Schedule "B" hereto, and (ii) AV shall be responsible for the payment of all premiums on those policies which have been assigned to her. Any cash surrender value relating to such insurance policies shall be the property of AVEI, whether such policies are terminated or assigned to AV. In consideration of this Agreement and notwithstanding the foregoing, AV agrees to continue her efforts through November 30, 1998 in assisting in the completion of apparel lines bearing the Trademarks, consistent with past efforts and practices but without further payments to her, provided, however, that in order to enable her to carry out such assistance, MCI and AVEI shall continue to make available to AV until November 30, 1998: (i) the use of the office located at 1441 Broadway, New York, New York; (ii) staff to assist AV with such apparel lines; (iii) the automobile and driver, in accordance with the terms of Section 3.5 of the AV EMPLOYMENT AGREEMENT; and (iv) an expense account with respect to all business expenditures reasonably related to AV's assistance in completion of such apparel lines. With respect to health insurance coverage for AV, MCI and/or AVEI, if permitted, will continue such coverage, subject to and conditioned upon AV immediately reimbursing MCI and/or AVEI for all expenses incurred by it relative to such health insurance coverage.

                  5. Section 9.2 of the AV EMPLOYMENT AGREEMENT is hereby deleted in its entirety, and the following is substituted in lieu thereof:

                  "The Executive covenants and agrees that, for a period of up to 10 years and 3 months after October 1, 1998, as provided below, the Executive shall not compete with the Company anywhere in the world. For purposes of this Section 9.2, the term "compete" shall mean (a) engaging in and/or rendering any services on the Executive's own behalf in respect of, or to or on behalf of, and/or (b) being an officer, director, partner, shareholder (other than the owner of less than 5% of the outstanding equity interest of any publicly traded company), owner, agent employee or associate of any business or enterprise which is engaged in the business of designing, manufacturing, licensing, marketing and/or selling (i) women's apparel or children's apparel, (ii) men's apparel; provided, however, that the Executive shall not be deemed to be competing with the Company with respect to men's apparel if the Company is not directly engaged in (as opposed to licensing to unrelated third parties the rights to) the design, manufacture, marketing or sale of men's apparel under the name "Adrienne Vittadini" or any related trademark (collectively, the "Trademarks") at the end of the Employment Period, and (iii) any categories of goods listed on Schedule C to the agreement dated as of September 30, 1998, to which Executive and the Company are parties. For purposes of this Agreement, the term "apparel" shall mean all wearing apparel and shall not include any other items of clothing commonly known as accessories, including, for example, shoes, hats, scarves, gloves, belts, handbags or any other non-apparel related categories such as home furnishings and textiles for which the Trademarks have been licensed. Notwithstanding the foregoing, the provisions of this Section 9.2 and Section 9.3 hereof shall be of no further force and effect with respect to:

                           (a) men's apparel and any category of goods or
                  services not set forth in clauses (i) and (iii) immediately above;

                           (b) any category of goods or services set forth in
                  clause (iii) immediately above at any time after January 1, 2000; and

                           (c) any category of goods set forth in clause (i)
                  immediately above

                  (i.e., women's apparel or children's apparel) at any time after January 1, 2002; provided, however, that in the event that (w) the Company shall pay to the Executive Five Hundred Thousand Dollars ($500,000.00) for the calendar year 2001, the release of the restriction as set forth in this subsection (c) shall not be operable until any time after January 1, 2003;
                  (x) the Company shall pay to the Executive the sum of One Million Dollars ($1,000,000.00) for the calendar year 2002 or such lesser amount so that the aggregate payments for the calendar years 2001 and 2002 equal at least One Million Five Hundred Thousand Dollars ($1,500,000.00), then the release of the restriction as set forth in this subsection (c) shall not be operable until any time after January 1, 2004; (y) the Company shall pay to the Executive the sum of at least One Million Dollars ($1,000,000.00) for the calendar year 2003, then the release of the restriction as set forth in this subsection (c) shall not be operable until any time after January 1, 2005; and (z) for each successive calendar year commencing with calendar year 2004, the Company shall pay to the Executive such sum, but in no event less than Five Hundred Thousand Dollars ($500,000.00), so that the aggregate sum paid to the Executive in such calendar year and the prior calendar year shall be at least Two Million Dollars ($2,000,000.00), then the release of such restriction as set forth in this subsection (c) shall not be operable for the calendar year commencing with the first anniversary of the expiration of such calendar year for which the sum required immediately above was paid. For purpose of example, if the Company pays the Executive One Million Two Hundred Thousand Dollars ($1,200,000.00)


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
                  for calendar year 2004, then at least Eight Hundred Thousand Dollars ($800,000.00) shall be paid for calendar year for 2005 for the restriction to continue for an additional calendar year. With respect to all such payments which the Company shall make to the Executive pursuant to this subsection (c), all Additional Purchase Price Payments (as defined in the Asset Purchase Agreement, dated as of January 1, 1996, among the Company, Parent and Adrienne Vittadini, Inc.) made in accordance with the ASSET PURCHASE AGREEMENT and shall be applied to those payments applicable to such calendar year."

                  6. The ASSET PURCHASE AGREEMENT shall remain in full force and effect, except as modified in this Section 6. The PARTIES acknowledge that the PURCHASE PRICE under the ASSET PURCHASE AGREEMENT has been paid or is due and payable in accordance with the following:

                  (a) the INITIAL CONSIDERATION described in Section 3.2 of the ASSET PURCHASE AGREEMENT has been paid in full;

                  (b) the 1998 ADDITIONAL CONSIDERATION described in Section
3.3.1 of the ASSET PURCHASE AGREEMENT has yet to be determined, and such sum, if any, shall be due and owing to AV and GV in accordance with the terms of the ASSET PURCHASE AGREEMENT;

                  (c) the 2000 ADDITIONAL CONSIDERATION described in Section
3.3.1 of the ASSET PURCHASE AGREEMENT has yet to be determined, and such sum, if any, shall be due and owing to AV and GV in accordance with the terms of the ASSET PURCHASE


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
AGREEMENT;

                  (d) the biannual ADDITIONAL PURCHASE PRICE PAYMENTS described in Section 3.4.1 of the ASSET PURCHASE AGREEMENT, and referred to there as 10% EBIT bonus and 10% net licensing income payment to the extent not previously paid or not paid pursuant to Sections 2(a) and 2(b) of this Agreement are hereby expressly waived by AV and GV as being due and owing as part of the PURCHASE PRICE, provided that such waiver is for the purposes of the ASSET PURCHASE AGREEMENT only;

                  (e) the biannual ADDITIONAL PURCHASE PRICE PAYMENTS described in Section 3.4.2 of the ASSET PURCHASE AGREEMENT, and referred to there as the
 .825% Royalty Payment shall be due and owing to AV and GV, in accordance with the terms of the ASSET PURCHASE AGREEMENT, except that the period for which such payment shall be due, shall commence on January 1, 2001 as opposed to January 1, 2002.

                  7. The Trademark Assignment Agreement among VLTD, MCI and AVEI is modified and/or supplemented as follows:

                  (a) AV's twenty-five (25) days per year of personal appearances as set forth in Section 2.4 shall begin to be effective as of January 1, 1999, and the PARTIES acknowledge and agree that no such personal appearances shall be required or requested of AV during the remainder of calendar year 1998. Personal appearances shall be only be those appearances as requested by AVEI. With respect to such personal appearances, the PARTIES additionally agree as follows: (i) AV shall be permitted to travel at all times with a qualified assistant employed by MCI or AVEI, or an assistant selected by AV, if same is acceptable to AVEI. AV shall be permitted to fly first class when travelling to and from any venues for such personal appearances; (ii) all expenses, including, but not limited to, transportation, first class lodgings, meals, and personal amenities (including, but not limited to, hair dressing and make-up) shall be reimbursed by AVEI and/or MCI; (iii) all such personal appearances shall be related to "events" which shall include, but not be limited to, appearances at galas and other fashion events; (iv) AV shall not be required to make any appearances on the Home Shopping Network, QVC, or similar formats, or in "info-mercials"; and (v) travel time which is less than six (6) hours shall be deemed one-half (1/2) of a day, and travel time which is six (6) hours or more shall be deemed one (1) full day; and (vi) AVEI and/MCI shall use its reasonable efforts to schedule successive appearances in "blocks" of days.

                  (b) The PARTIES hereby agree that neither AVEI nor MCI shall be deemed in default of the TRADEMARK ASSIGNMENT AGREEMENT for not having immediately caused the recordation with the relevant trademark authorities of the assignments of the TRADEMARKS under the TRADEMARK ASSIGNMENT AGREEMENT. The PARTIES further agree that AVEI or MCI shall cause the recordation of such assignments at such time when the renewals for the individual TRADEMARKS become due. In connection therewith, AV or GV, individually and/or as an officer of VLTD shall sign such documents required by law relating to the registration of the assignments and/or renewal of the TRADEMARKS which documents are presented to them for execution, or execute an appropriate power of attorney to Darby & Darby, trademark attorneys for AVEI.

                  8. AV hereby resigns as an officer and member of the Board of Directors of


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
MCI and AVEI, effective as of September 30, 1998, and GV hereby resigns as an officer and member of the Board of Directors of both MCI and AVEI, effective September 30, 1998.

                  9. MCI and AVEI agree: (i) to permit AV and GV continued access to their respective offices located at 575 Seventh Avenue, New York, New York, for a period of thirty (30) days from November 30, 1998 with respect to AV, and thirty (30) days from September 30, 1998 with respect to GV, as the case may be, and provided that AV and GV, as the case may be, provides reasonable notice to MCI of the intention to access such offices and provided further that MCI and AVEI shall make available to AV and GV, during their use of such offices, reasonable telephone and secretarial services; (ii) to fax to GV, or a person designated by GV, a daily phone log of all messages received for AV or GV; and (iii) if possible MCI and AVEI will permit to be transferred the private phone lines of AV and GV located at their offices at 575 Seventh Avenue, New York, New York to such other location as specified in writing by AV and GV, respectively to MCI.

                  10. The PARTIES shall keep the terms and conditions of this Agreement strictly confidential unless otherwise required by law and SEC regulations.

                  11. AV and GV agree not to disparage MCI, AVEI or any of its officers or directors and MCI and AVEI agree to cause its officers, directors and employees not to disparage AV or GV. MCI, AV and GV have agreed upon the text of a press release, which press release will be released promptly after the execution and delivery of this Agreement.

                  12. MCI and AVEI represent and warrant that the MCI common stock held by


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
GV and AV have been registered under the Securities Act of 1933, as amended. If there are any restrictive legends on the certificates representing AV's and/or GV's stock in MCI, then, upon the execution of this Agreement, and the delivery by AV and GV to MCI of all stock certificates representing their equity ownership in MCI, MCI shall release any and all restrictions on the common stock of MCI held by AV and GV and shall remove any restrictions on AV's and/or GV's stock in MCI and shall issue to AV and GV new stock certificates representing the same number of shares of MCI held by AV and GV, respectively, without any restrictive legend thereon. Notwithstanding the foregoing, such stock will only be able to be sold during certain designated "window" periods, no less than thirty (30) days in each calendar quarter, or as otherwise approved by Michael
H. Lerner, provided, however, that either AV or GV will be given a "window" of at least one (1) month to sell their respective stock in MCI prior to December 31, 1998. MCI and AVEI agree that in the event that AV or GV desire to sell any quantity of MCI stock, all PARTIES agree to use their best reasonable efforts to arrange for a "block" sale of such shares.

                  13. AV and GV hereby reaffirm and acknowledge that they have no rights with regard to any potential sale of MCI or a sale of AVEI by MCI other than those rights as set forth in the certain AGREEMENTS and other agreements dated as of January 1, 1996.

                  14. Each party to this Agreement acknowledges that each has acted in good faith and has satisfied all existing AGREEMENTS both with respect to their conduct and actions as well as to any financial obligations as of the date hereof.


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
                  15. MCI hereby acknowledges that it has not entered into any agreements which bind AV or GV to any obligations or liabilities which have not been made known to them. AV and GV, individually and jointly, hereby acknowledge that neither of them have entered into any agreements or have in any way bound AVEI and/or MCI to any material obligations or liabilities not in the ordinary course of business.

                  16. Except for the obligations as set forth above in accordance with the terms of this Agreement, and except as to any future rights or obligations of the PARTIES as set forth in the AGREEMENTS referenced herein, and in the other agreements dated as of January 1, 1996, including, but not limited to, indemnity obligations of AVEI and MCI to AV and GV, which have not been terminated and as same have been modified and amended, and in consideration of the payment provided for herein:

                  (a) The VITTADINIS, together with their respective heirs, executors, administrators, officers, directors, employees, shareholders, agents, successors and assigns, collectively, the "VITTADINI RELEASORS", hereby release and discharge each member of the MCI RELEASORS (as defined in Section 16(b) below) from any and all claims, causes of action, suits, debts, dues, sums of money, accounts and demands of any kind, whether in law or in equity that any of the VITTADINI RELEASORS had, now have or hereafter may have by reason of any matter arising from, relating to, or in connection with any of the AGREEMENTS or by reason of any matter from the beginning of the world to the day of the date of this Agreement against any of the MCI RELEASORS.

                  (b) Each member of the MCI GROUP, together with their respective officers,


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
directors, employees, shareholders, agents, successors and assigns, collective, the "MCI RELEASORS" hereby releases and discharges the VITTADINI RELEASORS from any and all claims, causes of action, suits, debts, dues, sums of money, accounts and demands of any kind, whether in law or in equity, that any of the MCI RELEASORS had, now have or hereafter may have by reason of any matter arising from, relating to, or in connection with any of the AGREEMENTS, or by reason of any matter from the beginning of the world to the day of the date of this Agreement against any of the VITTADINI RELEASORS.

                  (c) Specifically excluded from the above releases is the obligation of AV and GV to Kreindler & Relkin, P.C. for professional services rendered with regard to the litigation entitled: Lazar Consulting Associates, Inc. v. Adrienne Vittadini, Inc. and Adrienne Vittadini Enterprises, Inc.; Index No. 602503/96.

                  17. MCI shall withhold on behalf of AV and GV applicable Federal, State, City, payroll withholding taxes, FICA and disability, in accordance with the standard Employee Wage and Tax Statement (Form W-2) for AV and GV on Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000.00) described in Section 2(a) of this Agreement.

                  18. Except as specifically modified or terminated hereinabove, each of the AGREEMENTS shall remain in full force effect, and are hereby ratified and confirmed.

                  19. This Agreement shall not be changed, modified or amended except by a writing signed by the party to be charged and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to which performance is to be rendered and only to the extent set forth therein.


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
                  20. No waiver shall be deemed to be made by any of the PARTIES to any of its rights hereunder unless that waiver shall be in a writing signed by the waiving party and then only to the extent therein set forth. No failure of any of the PARTIES to exercise any power given such party hereunder or to insist upon strict compliance by any other party with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of the right of any party to demand precise compliance with the terms of the Agreement.

                  21. All references to any representation or obligation of MCI and AVEI or AV and GV shall be deemed to be joint and several.

                  22. If any provision of this Agreement or the application of any provision hereof to any party or in any circumstances is held invalid, the remainder of this Agreement and the application of such provision to other PARTIES or circumstances shall not be affected unless the provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement, except if the wire transfer of the sums provided for in Section 2 herein are deemed invalid, the entire Agreement is deemed void and the AGREEMENTS shall be deemed to have been in full force and effect.

                  23. This Agreement shall be binding upon and insure to the benefit of the PARTIES hereto and their respective heirs, executors, administrators, successors and permitted assigns.

                  24. This Agreement shall be governed by, and construed and enforced in


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
accordance with the laws of the State of New York without reference to its principles of conflicts of law. This Agreement, or any modification or extension thereof, shall not be resolved by arbitration.

                  25. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

                  26. This Agreement sets forth the entire agreement and understanding among the PARTIES as to the subject matter hereof and all prior agreements and understandings are merged into this Agreement.

                  27. The notice provisions under the AGREEMENTS and the other agreements dated January 1, 1996, addressed to Joel Yunis, Esq., shall be changed to Pavia & Harcourt, 600 Madison Avenue, New York, New York 10022, attention Ralph Galasso, Esq.



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
                  IN WITNESS WHEREOF, each of the PARTIES hereto has executed this Agreement as of the day and year first above written.

                                        MARISA CHRISTINA, INC.

                                        By:

ADRIENNE VITTADINI

                                        ADRIENNE VITTADINI ENTERPRISES, INC.

GIANLUIGI VITTADINI

                                        By:

VITTADINI, LTD.

By:                                     FLAPDOODLES, INC.

                                        By:

                                        MARISA CHRISTINA APPAREL, INC.

                                        By:

                                        INTERNATIONAL APPAREL MARKETING LTD.

                                        By:

                                        AV HONG KONG LTD.


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
                                        By:

                                   SCHEDULE A

                               ADRIENNE VITTADINI

                                   DOB 10-9-43

                              SUMMARY OF INSURANCE

====================================================================================================================================
COMPANY        FACE           PLAN      ISSUE        ANNUAL         PREMIUM        GROSS     LOAN             OWNER & BENEFICIARY
               AMOUNT                   DATE         PREMIUM        PD-TO-         CASH
                                                                    DATE           VALUE*

------------------------------------------------------------------------------------------------------------------------------------
Guardian       $1,000,000     Whole     11-12-87     $16,438        11-12-98       $152,001  $24,869 Prin     Owner: Split $ AVEI &
3106326                       Life                                                            $1,989 Int**    Insured
                              Waiver    '97 DIV       $5,310                                 $26,858 Total    Bene: Split $ AVEI &
                                                                                                              Gianluigi Vittadini

------------------------------------------------------------------------------------------------------------------------------------
Guardian       $1,000,000     Whole     10-07-85     $18,375        10-07-98       $233,056  $36,981 Prin     Owner: Split $ AVEI &
2988561                       Life                                                            $2,959 Int***   Insured
                              Waiver    '97 DIV       $9,450                                 $39,940 Total    Bene: Split $ AVEI &
                                                                                                              Gianluigi Vittadini

------------------------------------------------------------------------------------------------------------------------------------
Aetna          $5,000,000     10 Year   08-05-97     $12,330        08-05-98       N/A       N/A              Owner/Bene: AVEI
W4315303                      Level
                              Term

------------------------------------------------------------------------------------------------------------------------------------
Cigna          $5,000,000     10 YLT    08-05-97     $13,275        08-05-98       N/A       N/A              Owner/Bene: AVEI
7053032
====================================================================================================================================

*        Cash values do not reflect policy loans
**       Loan interest paid to 11/12/98
***      Loan interest paid to 10/07/98

                                   SCHEDULE B

                               GIANLUIGI VITTADINI

                                   DOB 7-2-38

                              SUMMARY OF INSURANCE

====================================================================================================================================
COMPANY    FACE                PLAN      ISSUE        ANNUAL      PREMIUM     GROSS CASH        LOAN           OWNER &
           AMOUNT                        DATE         PREMIUM     PD-TO-      VALUE*                           BENEFICIARY
                                                                  DATE
------------------------------------------------------------------------------------------------------------------------------------
Guardian   $1,000,000 base     Whole     10-28-87     $25,980     10-28-98    $222,365 base     $0             Owner: Split $ AVEI
3109819             $81 adds   Life                                                $42 adds                    & Insured
           $1,000,081 total    Waiver    '97 DIV       $9,792                 $222,407 total                   Bene: Split $ AVEI
                                                                                                               & Adrienne Vittadini

------------------------------------------------------------------------------------------------------------------------------------
Guardian   $1,000,000          Whole     10-07-85     $28,505     10-07-98    $273,579          $61,663 Prin   Owner: Split $ AVEI
2968560                        Life                                                              $4,933 Int**  & Insured
                               Waiver    '97 DIV       $9,410                                   $68,596 Total  Bene: Split $ AVEI
                                                                                                               & Adrienne Vittadini

------------------------------------------------------------------------------------------------------------------------------------
Cigna      $3,000,000          10 Year   08-05-97     $18,225     08-05-98    N/A               N/A            Owner/Bene: AVEI
7053033                        Level
                               Term

====================================================================================================================================

*        Cash values do not reflect policy loans
**       Loan interest paid to 10/07/98

                                   SCHEDULE C

1. Women's Footwear as described in the License Agreement with AV Footwear dated 12/15/93.

2. Women's Scarves, Ascots, Mufflers and Shawls as described in the License Agreement with Accessory Street dated 1/1/97.

3. Cosmetic Travel Bags as described in the License Agreement with Designs on Travel dated 1/1/97.

4.   Yarn as described in the License Agreement with JCA dated 1/1/95.

5. Fragrance Products as described in the License Agreement with Khepra Beauty Group dated 7/23/93 and proposed unsigned License Agreement with Riviera Concepts.

6. Handbags and Small Leather Goods as described in the License Agreement with AV Handbags dated 9/1/97.

7. Bedroom, Bath and Household Products as described in the License Agreement with Fieldcrest Cannon dated 1/1/93 as specifically designated.

8. Frames and Accessories for Sunglasses and Ophthalmic Eyewear as described in the License Agreement with VIVA International dated 1/1/95.